Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	4
2. AMENDMENT/MODIFICATION NO. P00019	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BYCODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014		(X)		9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		X		10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13) 05/13/2011
CODE 1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers☐is extended.☐is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing

Items 8 and 15, and returning     ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes - Cost Reimbursement, Alternate I
D.OTHER (Specify type of modification and authority)
E. IMPORTANT:Contractor☐ is not☒ is required to sign this document and return ________1___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

DUNS Number: 932651516

Modification 19 accomplishes the following no-cost administrative actions:

1.IAW with Section C.1, Section F.1 Period of Performance for Base CLINS 0007 and 0008 PoP are extended as indicated in Attachment 1.

2.IAW with Section C.7, Section F.1 Period of Performance for Option CLINS 0007 and 0008 PoP is extended from 06/28/2016 through 09/20/2020 to 06/28/2016 through 12/09/2022 as indicated in Attachment 1.

3.Revises Article G.1 changing the Contracting Officer from George J. Keane, Jr. to John K. Warner.

4.Revises Article G.2 changing the Contracting Officer's Representative from David Simon,

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JOHN K. WARNER
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 20 Jul 2020	16B. UNITED STATES OF AMERICA /s/ John K. Warner (Signature of Contracting Officer)		16C. DATE SIGNED 07/20/2020
Previous edition unusable				STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/P00019				PAGE OF
					2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Ph.D. to Annie Xi Lu Ph.D..

All other terms and conditions of contract HHSO100201100001C remain unchanged.

Discount Terms: PSC NET 30P

Period of Performance: 06/28/2016 to 09/21/2023

Change Item 1 to read as follows(amount shown is the obligated amount):

1

Smallpox Antiviral Drug for the Strategic National Stockpile

Accounting Info:

2011.1990001.26402 Appr. Yr.: 2011 CAN: 1990001 Object Class: 26402

Funded: $0.00

Accounting Info:

2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103

Funded: $0.00

Accounting Info:

2018.199TWNP.26201 Appr. Yr.: 2018 CAN: 199TWNP Object Class: 26201

Funded: $0.00

FOB: Destination

No-cost time extension for CLIN 0008.11 Physical and IT security funding in support of completion FDA requested additional regulatory studies that involve the Geriatric and Pediatric formulation of the oral TPOXX PoP changed to 06/28/2016 through 12/09/2022

Change Item 3 to read as follows(amount shown is the obligated amount):

					0.00

3	CLIN 0007 Smallpox Antiviral Drug for the Strategic National Stockpile – Supportive Clinical and Non-clinical Studies Accounting Info: 2013.1992002.25106 Appr. Yr.: 2013 CAN: 1992002 Object Class: 25106 Funded: $0.00 Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: $0.00 Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: $0.00 Accounting Info: Continued ...				0.00
NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86)
				Sponsored by GSA
				FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/P00019				PAGE OF
					3	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103

Funded: $0.00

FOB: Destination

No-cost time extension to comply with FDA requested additional supportive studies.

CLIN 0007.12 Specific PoP extended to 04/22/2023

CLIN 0007.14 Specific PoP extended to 09/21/2023

Change Item 5 to read as follows (amount shown is the obligated amount):

5	No-cost extension of CLIN 00018, Geriatric Formulation ASPR-16-00275 PoP changed to 06/28/2016 through 12/09/2022 Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: $0.00 No-cost time extension for FDA requested additional regulatory studies that involve the Geriatric formulation of the oral TPOXX Change Item 6 to read as follows(amount shown is the obligated amount):				0.00

6	No-cost extension of CLIN 00021, Pediatric Formulation ASPR-16-00275 PoP changed to 06/28/2016 through 12/09/2022 Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: $0.00 No-cost time extension for completion of FDA requested regulatory studies that involve the Pediatric formulation of the oral TPOXX - PSC: 6505 NAICS: SAM has 541714 recorded; FPDS_NG reflects 541711 for Mod 17				0.00
NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86)
				Sponsored by GSA
				FAR (48 CFR) 53.110

Contract No. HHSO100201100001C Modification No.19	Attachment 1	Page 4 of 4

Beginning with the effective date of this modification, the U.S. Government and Contractor mutually agree as follows:

1.	IAW with Section C.1, Section F.1 Period of Performance, the periods of performance for the following CLINS are revised as indicated:

CLIN	Scope	Contract Mod	Date Exercised	Previous POP End Date	Revised POP End Date
0007.12	Additional supportive studies	0012	22 Apr 2016	24 Sep 2020	22 Apr 2023
0007.14	Additional supportive studies	0014	21 Sep 2016	24 Sep 2020	21 Sep 2023
0008.11	Physical and IT security	0011	09 Dec 2015	24 Sep 2020	09 Dec 2022

2.	IAW with Section C.7, Section F.1 Period of Performance, the periods of performance for Option CLINS 0007 and 0008 are revised as indicated:

CLIN	Scope	Contract Mod	Date Exercised	Previous POP End Date	Revised POP End Date
0018	Geriatric formulation	011	09 Dec 2015	24 Sep 2020	09 Dec 2022
0021	Pediatric formulation	011	09 Dec 2015	24 Sep 2020	09 Dec 2022

3.	ARTICLE G.1 CONTRACTING OFFICER

The Contracting Officer is hereby changed to:

John K. Warner, Contracting Officer

Station Support & Administrative Branch

Division of Contracts Management & Acquisition

Biomedical Advanced Research & Development Authority (BARDA)

Office of Secretary for Preparedness & Response (ASPR)

Department of Health and Human Services

Mailing Address: O’Neill House Office Building / 21J07 Washington, D.C. 20201 202-805-4158 (Cell) Email: john.warner@hhs.gov

4.	ARTICLE G.2 CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The Contracting Officer’s Representative is hereby changed to:

Annie Xi Lu, Ph.D.

Project Officer / Antiviral Antitoxin Branch

Division of CBRN Countermeasures

Biomedical Advanced Research & Development Authority (BARDA) Office of Secretary for Preparedness & Response (ASPR)

Department of Health and Human Services

Mailing Address: O’Neill House Office Building Washington, D.C. 20201 (202) 604-5814 (Cell) Email: Xi.Lu@hhs.gov

END OF ATTACHMENT